UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Lexington Avenue, 29th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 583-0080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

    On June 24, 2008, the Company issued a press release announcing that its Owlstone Nanotech, Inc. ("Owlstone") subsidiary has received an order from SELEX GALILEO totaling $629,000. SELEX GALILEO, a Finmeccanica company and one of Europe's foremost Aerospace and Defense organizations, is a leader in surveillance, protection, tracking, targeting, navigation & control and imaging systems. This contract marks the third order in 18 months from SELEX GALILEO. Owlstone is expected to complete the contract delivery under this new contract by December 2008.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is included as part of this report:

(d) Exhibits.

No.      Description

99.1      Press release dated June 24, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

By: /s/ Thomas P. Finn
Name: Thomas P. Finn
Title: Chief Financial Officer & Secretary
Dated: June 30, 2008

EXHIBIT INDEX

Exhibit No.  Description

99.1   Press Release, dated June 24, 2008